UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 15, 2015 Date of report (Date of earliest event reported)

SUPPORT.COM, INC. (Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	000-30901 (Commission File No.)	94-3282005 (I.R.S. Employer Identification No.)
900 Chesapeake Dr., Second Floor, Redwood City, CA 94063 (Address of Principal Executive Offices) (Zip Code)

(650) 556-9440 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Previously, Support.com, Inc. (the “Company”) and Comcast Cable Communications Management, LLC (“Comcast”) entered into a Master Services Agreement, Call Handling Services, effective October 1, 2013 (the “Agreement”).  The Agreement was filed as Exhibit 10.19 to Support.com’s Annual Report on Form 10-K for the year ended December 31, 2013.

On December 15, 2015, the Company received a fully executed copy of “Change Management Form #1 to the Agreement (“CMF#1”), between the Company and Comcast, which clarifies the Company’s obligations with respect to customer service representative evaluations.

The foregoing description of CMF #1 is qualified in its entirety by reference to the actual document, which is attached as an exhibit hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1 Change Management Form #1, between Comcast and Company, signed December 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2015

SUPPORT.COM, INC.

By:	/s/ Michelle Johnson
Name:	Michelle Johnson
Title:	VP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Change Management Form #1, between Comcast and Company, signed December 15, 2015.